EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Timberline Provides Exploration Update on

Eureka Project in Nevada

Coeur d’Alene, Idaho – November 2, 2020 – Timberline Resources Corporation (OTCQB:TLRS; TSX-V:TBR) (“Timberline” or the “Company”) reports exploration progress at the Eureka Project including drilling at Lookout Mountain and district-scale geophysical surveys. The Company has prioritized discovery of high-grade (> 3 grams/tonne) Carlin Type Gold Deposits (CTGD) on the project, commencing with Phase 1 drilling at the Lookout Mountain Target. The objective of this drill program is discovery of additional high grade gold mineralization both outside, and within the existing gold resource area (508,000 oz Measured & Indicated and 141,000 oz Inferred; refer to Updated NI 43-101 Technical Report on the Lookout Mountain Project, MDA, Effective March 1, 2013, filed on SEDAR April 12, 2013).

Phase I Drilling

Core drilling continues at the Lookout Mountain Target, where approximately 800 metres (m) of the planned 1,900m core program have been completed to date. The first vertical core hole, BHSE-188C, was completed to 472m depth. It was designed as a 525m step-out to the east of the historic open pit (Figure 2) to test an induced polarization/resistivity (IP) anomaly below post-mineral volcanic rocks. It encountered significant alteration and textures consistent with Carlin-type systems, including approximately 212m of highly fractured to brecciated limestone, 56m of black sulfidic to carbonaceous breccia (Figure 1), and several zones (46m total) of sanded dolomite. The hole was terminated after an interval of 67m of pyritic jasperoid intruded by multiple pyritic quartz-feldspar aplitic dikes. A second core hole, BHSE-190C is in progress, and five additional core holes are planned. All core assays are pending.

Figure 1 - Drill core showing grey carbonate breccia with black pyritic-carbonaceous matrix

In addition, approximately 2,600 m of Reverse Circulation (RC) drilling has been completed in 12 holes in and around the historic Lookout Mountain open pit (Figure 2), which produced approximately 18,000 oz of gold grading 4.1 grams per tonne (0.12 ounces per ton) during the mid-1980s. This drilling targeted resource infill and extensions of high-grade mineralization within the pit area, and tested strike extensions of the mineralized system to the north over approximately 200m. RC hole BHSE-187 tested extension of the high-grade gold mineralization in the Water Well “Orpiment Discovery Zone” east of the pit and intersected 32m of black, siliceous argillite with notable orpiment (arsenic sulfide). All RC assays are pending.

Timberline cautions that proximity or similar geology to an active or past-producing mine does not indicate that mineralization will occur on Timberline’s property, and if present, that it will occur in sufficient quantity or grade that would be economic to mine. This information is provided for context and as an element of the prospectivity analysis of the Company’s properties.

Geophysical Surveys

Magee Geophysical Services LLC has completed a detailed gravity survey of the Eureka Project encompassing approximately 60 square kilometers (km) on nominal 200m spacings. Figure 3 is a preliminary Bouguer gravity map over the property. JL Wright Geophysics of Elko, NV, a recognized industry leader on the geophysics of CTGD, is completing additional processing and interpretation. Preliminary interpretation suggests the presence of multiple structures and zones of alteration consistent with the architecture of a Carlin-Type gold district.

The Company has also initiated a 28 line-km IP survey by Simcoe Geoscience Limited on the Lookout Trend to follow-up on the abundant sulfides and carbonaceous material encountered in several of the deeper drill holes. The survey is expected to be completed in approximately 30 days. Weather-permitting, up to 30-line km of controlled-source audio-frequency magnetotellurics (CSAMT) is planned to augment the IP and enhance the detailed interpretation of structure and alteration along the Lookout Trend.

Timberline will utilize the district scale gravity and CSAMT data in conjunction with the geology and its extensive technical databases to advance additional CTGD targets throughout the property, including those associated with the historic Windfall Mine.

Timberline’s President and CEO, Patrick Highsmith, commented “The 2020 field program at Eureka has been very successful so far. We are pleased to be on track with respect to our budget and timeline. Our preliminary review of the drilling and geophysical data to date indicates the presence of considerable alteration at depth and well beyond the existing resource area. The team is working collaboratively to understand the controls on the known high-grade mineralization and apply that knowledge to new targets along the Lookout Trend and beyond.”

Quality Assurance

The technical information in this news release has been collected under the supervision of and reported with the approval of Dr. Steven Osterberg, P.G., the Company’s Vice President Exploration and a qualified person as defined by Canadian National Instrument 43-101.

2 | TIMBERLINE RESOURCES

Figure 2 - Lookout Mountain Pit-area Historic High-Grade Drill Intercepts and 2020 Drilling

Quartzite
Limestone
Limestone
Quaternary
Landslide
BHSE-187
32 m of black
silicified argillite w
orpiment
BHSE-190C
in progress
Water-Well
"Orpiment-
Discovery
Zone"
BHSE-188C
240 m of fractured-
brecciated limestone,
variably pyritic/carbona-
ceous breccia, sanded
dolomite, jasperoid, and
felsic dikes
pending
core holes
completed
RC holes
Jasperoid
Shale
Quaternary
Tertiary
Volcanics
LM_Core_2020_V6
2020 RC Holes (completed)
Historic Open Pit
NI43-101 Gold Resource Area
Historic Drill Hole Intercepts
Au ≥ 0.25 oz/ton (8.6 g/t)
Au 0.1 - 0.25 oz/ton (3.4-8.6 g/t)
Au 0.02 - 0.1 oz/ton (0.7 - 3.4 g/t)
Au ≤0.02 oz/ton (≤0.7 g/t)
0 400 800 Feet
0 100 200 Meters
20201028 LM Detail Drilling_Letter Figure

3 | TIMBERLINE RESOURCES

Figure 3 - Eureka Project Preliminary Detailed Bouguer Gravity

N
Diamond
Windfall
Rustler
Geddes-Bertrand
Oswego
Lookout Mountain
South Lookout Mountain
Pinnacle Peak
Triple Junction
South Ratto Ridge
South Adit
4368000N
4366000N
4364000N
4362000N
4360000N
4358000N
4356000N
-194.1
-195.5
-196.3
-197.0
-197.5
-197.9
-198.4
-198.7
-199.1
-199.4
-199.7
-200.0
-200.3
-200.5
-200.8
-201.1
-201.3
-201.6
-201.8
-202.1
-202.3
-202.6
-202.8
-203.1
-203.4
-203.6
-203.9
-204.2
-204.5
-204.9
-205.2
-205.6
-206.0
-206.4
-207.0
-207.6
-208.5
-209.9
mGal
District Au Occurrences
Open_Pits
2013 Lookout Mtn Resource Area
Project Roads
District Access Roads
Eureka Property Outline
0
1,000
Meters

4 | TIMBERLINE RESOURCES

About Timberline Resources

Timberline Resources Corporation is focused on delivering high-grade Carlin-Type gold discoveries at its district-scale Eureka Project in Nevada. The Eureka Property includes the historic Lookout Mountain and Windfall mines in a total property position of approximately 24 square miles (62 square kilometers). The Company is also operator of the Paiute Joint Venture Project with Nevada Gold Mines in the Battle Mountain District. These properties all lie on the prolific Battle Mountain-Eureka gold trend. Timberline also controls the Seven Troughs Project in northern Nevada, which is one of the state's highest-grade former gold producers. Timberline controls over 43 square miles (111 square kilometers) of mineral rights in Nevada. Detailed maps and mineral resources estimates for the Eureka Project and NI 43-101 technical reports for its projects may be viewed at http://timberlineresources.co/.

Timberline is listed on the OTCQB where it trades under the symbol "TLRS" and on the TSX Venture Exchange where it trades under the symbol "TBR".

Forward-looking Statements: Statements contained herein that are not based upon current or historical fact are forward-looking in nature and constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties.  These include, but are not limited to, statements regarding the advancement of projects, and exploration potential.  When used herein, the words "anticipate," "believe," "estimate," “upcoming,” "plan," “target”, "intend" and "expect" and similar expressions, as they relate to Timberline Resources Corporation, its subsidiaries, or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to risks involving forward-looking statements include, but are not limited to, changes in the Company’s business and other factors, including risk factors discussed in the Company's Form 10-Q for the quarter ended June 30, 2020.  Except as required by law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accept responsibility for the adequacy or accuracy of this release.

For Further Information Please Contact:

Patrick Highsmith

President and CEO

Tel:   208-664-4859

5 | TIMBERLINE RESOURCES